Morningstar Ranks HIT as a “Top Performer” at Year-End 2012

Morningstar ranked the HIT as one of the “Top Performing Managers” in its category for the 1- and 5-year periods ending December 31, 2012. The HIT ranked number one in both time periods in its category of commingled intermediate government fund managers. The HIT’s gross and net returns were, respectively, 4.71% and 4.27% for the 1-year period and 6.41% and 5.96% for the 5-year period. Pensions & Investments reported the Morningstar ranking in its on-line “Special Report on Top Performing Managers by Category: Commingled Accounts, 4th Quarter 2012,” dated February 18, 2013.

“The HIT’s competitive results reflect its specialization in high credit quality multifamily mortgage-backed securities,” said Chang Suh, Senior Executive Vice President and Chief Portfolio Manager of the HIT. “These investments tend to generate higher income than the benchmark without increasing credit risk or interest rate risk.  The HIT’s focus on multifamily finance has helped it outperform the benchmark on a gross basis for 20 consecutive calendar years, and to outperform on a net basis for 13 of those 20 years.”

For discussion of the HIT’s 2012 performance, follow this link to the 2012 Annual Report.

The Morningstar rankings are based on gross and net returns for the 1- and 5-year periods ended December 31, 2012. In the HIT’s category of commingled intermediate government  accounts, the rankings compared seven funds based on performance results self-reported to Morningstar. Pensions & Investments reported the “Commingled Accounts Intermediate Government” rankings based on information provided by Morningstar from its global separate account/collective investment trust database, which compares fixed-income investment vehicles with a similar risk profile. Subscribers to Pension& Investments may view the Morningstar “Top Performing Managers” rankings at: http://www.pionline.com/article/20130218/CHART02/312319995/top-performing-managers-by-category-commingled-accounts-4th-quarter-2012.

The HIT’s net returns for the 1-, 3-, 5-, and 10-year periods ending January 31, 2013, were 2.89%, 5.34%, 5.62%, and 5.11%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.